UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 10, 2010

Date of Report (Date of earliest event reported)

1st Financial Services Corporation

(Exact Name of Registrant as Specified in Charter)

North Carolina	000-53264	26-0207901
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Jack Street, Hendersonville, North Carolina	28792
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (828) 697-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Page

Item 2.02 - Results of Operations and Financial Condition	3

Item 9.01 – Financial Statements and Exhibits	3

Signatures	3

Item 2.02 - Results of Operations and Financial Condition

On May 10, 2010, 1st Financial Services Corporation issued a press release announcing financial results for the first quarter ending March 31, 2010. A copy of the press release is attached to this filing as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is being provided solely for the purposes of providing disclosure pursuant to Item 2.02 — Results of Operations and Financial Condition.

Exhibit No.	Exhibit

99.1	Press release of 1st Financial Services Corporation, dated May 10, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST FINANCIAL SERVICES CORPORATION

Dated: May 10, 2010	By:	/s/ MICHAEL G. MAYER
Michael G. Mayer,
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press release of 1st Financial Services Corporation, dated May 10, 2010.

4